UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 3, 2006

Acorda Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Skyline Drive, Hawthorne, NY		10532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(914) 347-4300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Attached hereto as Exhibit 10.44 and incorporated herein by reference is the Securities Purchase Agreement by and among Acorda Therapeutics, Inc (the “Registrant”) and the purchasers set forth on Exhibit A thereto (the “Securities Purchase Agreement”), which includes corrected signature pages and replaces the Securities Purchase Agreement filed as Exhibit 10.44 on the Current Report Form 8-K dated October 5, 2006.

Item 3.02 Unregistered Sales of Equity Securities

On October 6, 2006, the Registrant completed the previously disclosed issuance of common stock of the Registrant in a private placement on the terms set forth in the Securities Purchase Agreement.

Item 9.01 Financial Statements and Exhibits

10.44 Securities Purchase Agreement, dated October 3, 2006, by and among Acorda Therapeutics, Inc. and the purchasers listed on Exhibit A thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

October 6, 2006	By:	/s/ David Lawrence

Name: David Lawrence
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.44	Securities Purchase Agreement, dated October 3, 2006, by and among Acorda Therapeutics, Inc. and the purchasers listed on Exhibit A thereto.